Exhibit 32.2

CERTIFICATION PURSUANT TO,

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO,

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Metwood, Inc., (the “Company”) on Form 10-K for the period ended June 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert M. Callahan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, That to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By /s/ ROBERT M. CALLAHAN

Robert M. Callahan

President and Chief Executive Officer,

Director

November 13, 2013

By /s/ SHAWN A CALLAHAN

Shawn A. Callahan

Exec. VP and Chief Financial Officer,

and Director

November 13, 2013